UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 5, 2007

PSB Holdings, Inc.

(Exact name of registrant as specified in its charter)

Federal	0-50970	42-1597948
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

40 Main Street, Putnam, Connecticut	06260
(Address of principal executive offices)	(Zip Code)

(860) 928-6501

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))

Item 5.03(a).	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On December 5, 2007, the Board of Directors of PSB Holdings, Inc. (the “Company”) unanimously approved an amendment to Article VII of the Company’s Bylaws to authorize (but not require) uncertified shares of common stock. As a result of the amendment, which was effective on December 5, 2007, the Company’s shares became eligible for listing on the Depository Trust Company’s Direct Registration System (“DRS”), as required by the NASDAQ stock market for all listed companies.

Item 9.01.	Financial Statements and Exhibits

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits:

The following Exhibit is attached as part of this report:

3.2 PSB Holdings, Inc. Bylaws (Article VII) as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PSB HOLDINGS, INC.

Dated: December 6, 2007	By:	/s/ Thomas A. Borner
Thomas A. Borner
Chairman and Chief Executive Officer